UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant [   ]
____________________________________________________________________
Filed by a party other than the Registrant [X]
____________________________________________________________________

Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted *
by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[   ]   Definitive Additional Materials
[X]   Soliciting Material under 240.14a-12

HYPERDYNAMICS CORPORATION
(Name of Registrant as Specified In Its Charter)
Empower Capital
Dr. Gerald Bailey
William Hayden
James Wilson
Andrew Windham
(Name of Person(s) Filing Proxy Statement, if other than the *
Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[   ]   Fee computed on table below per Exchange Act Rules*
 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:
 ________________________________________________________________
(2) Aggregate number of securities to which transaction applies:
_________________________________________________________________
(3) Per unit price or other underlying value of transaction computed* pursuant to Exchange Act Rule 0-11 (set forth the amount on which* the filing fee is calculated and state how it was determined):
 _______________________________________________________________
(4) Proposed maximum aggregate value of transaction:
 _______________________________________________________________
(5) Total fee paid:
 _______________________________________________________________

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by*
 Exchange Act Rule 0-11(a)(2) and identify the filing for which* the offsetting fee was paid previously. Identify the previous* filing by registration statement number, or the Form or Schedule* and the date of its filing.
(1) Amount Previously Paid:
_______________________________________________________________
(2) Form, Schedule or Registration Statement No.:
_______________________________________________________________
(3) Filing Party:
_______________________________________________________________
(4) Date Filed:
_______________________________________________________________


On January 14, 2016, Empower Capital and James Wilson released its*
 presentation entitled Proposal for Change at Hyperdynamics * Corporation. The presentation is attached hereto as Exhibit 1*
 and may be provided to stockholders of Hyperdynamics *
Corporation by Empower Capital, Dr. Gerald Bailey, William Hayden,*
 James Wilson, and Andrew Windham. This presentation is being * filed in PDF format as a convenience for readers.

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